UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2020

MYOS RENS TECHNOLOGY INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53298	90-0772394
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

45 Horsehill Road, Suite 106 Cedar Knolls, New Jersey	07927
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (973) 509-0444

No change

 (Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 Series A Preferred Stock Purchase Rights, $0.001 par value	MYOS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders

As previously announced, on June 30, 2020, MYOS RENS Technology, Inc., a Nevada corporation (“MYOS”), and MedAvail, Inc., a privately-held Delaware corporation (“MedAvail”), entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), by and among MYOS, MedAvail, and Matrix Merger Sub, Inc., a newly-created wholly-owned subsidiary of MYOS (“Merger Sub”), pursuant to which, subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, Merger Sub will merge with and into MedAvail, with MedAvail being the surviving corporation and a wholly-owned subsidiary of MYOS (the “Merger”). In addition, prior to the Merger, MYOS will contribute substantially all its assets and liabilities to a wholly owned subsidiary, MYOS Corp., a Delaware corporation (“MYOS Corp.”) in exchange for all the outstanding shares of common stock of MYOS Corp., and, the day following the Merger, MYOS shall dividend the shares of stock of MYOS Corp. to MYOS’s shareholders existing as of the October 2, 2020 record date, as a result of which MYOS Corp. will continue the existing business of MYOS as a private company.

At the special meeting of the shareholders held on November 16, 2020 (the “Special Meeting”), the MYOS shareholders approved, among other matters, (i) a reverse stock split at a ratio within a range of one share of MYOS Common Stock for every two to fifteen shares of MYOS Common Stock outstanding (or any number in between) (the “Reverse Stock Split”), the exact ratio within the two to fifteen range to be determined by the Board of Directors of MYOS (the “MYOS Board”) prior to the Effective Time and publicly announced by MYOS, and (ii) the amendment of the Nevada articles of incorporation to effect the Reverse Stock Split.

On November 16, 2020 and following the Special Meeting, the MYOS Board approved the Reverse Stock Split ratio of one new share for every 12 shares of Common Stock outstanding.

Item 8.01 Other Events

On November 17, 2020, MYOS RENS and MedAvail issued a press release announcing the MYOS Board approved the Reverse Stock Split ratio of one new share for every 12 shares of Common Stock outstanding. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Additional Information and Where to Find It

MYOS has filed with the Securities and Exchange Commission (“SEC”), and the parties have furnished to the security holders of MYOS and MedAvail, a Registration Statement on Form S-4 (“Form S-4”), which was declared effective by the SEC on October 15, 2020, which also constituted a proxy statement/prospectus/information statement of MYOS and included an information statement of MedAvail in connection with the proposed Merger. The Proxy Statement/Prospectus/Information Statement described above contains important information about MYOS, MedAvail, the proposed Merger and related matters. Investors are urged to read the Proxy Statement/Prospectus/Information Statement carefully. Investors will be able to obtain free copies of these documents, and other documents filed with the SEC by MYOS, through the website maintained by the SEC at www.sec.gov. In addition, investors will be able to obtain free copies of these documents from MYOS by going to MYOS’s Investor Relations web page at https://ir.myosrens.com/ and clicking on the link titled “SEC Filings” or by contacting MYOS’s Investor Relations group at 973-509-0444 or jgoodford@myosrenscorp.com.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

The respective directors and executive officers of MYOS and MedAvail may be deemed to be participants in the solicitation of proxies from the shareholders of MYOS and written consent of the stockholders of MedAvail in connection with the proposed Merger. Information regarding the interests of these directors and executive officers in the proposed Merger will be included in the Proxy Statement/Prospectus/Information Statement described above. Additional information regarding MYOS’s directors and executive officers is included in MYOS’s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on March 24, 2020, and in MYOS’s proxy statement for its 2019 Annual Meeting of Stockholders, which was filed with the SEC on December 5, 2019. These documents are available from MYOS free of charge as described above.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press release issued by MYOS RENS dated November 17, 2020

Forward Looking Statements

This communication contains forward-looking statements which include, but are not limited to, statements regarding expected timing, completion and effects of the proposed Merger. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. MYOS’s expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks and changes in circumstances, including but not limited to risks and uncertainties related to: the ability of the parties to consummate the proposed Merger, satisfaction of closing conditions precedent to the consummation of the proposed Merger, potential delays in consummating the Merger and the ability of MYOS to timely and successfully achieve the anticipated benefits of the Merger. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” in the Form S-4 and elsewhere in MYOS’s most recent filings with the SEC, including MYOS’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2020 and any prior or subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed with the SEC from time to time and available at www.sec.gov. These documents can be accessed on MYOS’s Investor Relations page at https://ir.myosrens.com/ by clicking on the link titled “SEC Filings.” The risks and uncertainties may be amplified by the COVID-19 pandemic, which has caused significant economic uncertainty. The extent to which the COVID-19 pandemic impacts MYOS’s and MedAvail’s businesses, operations, and financial results, including the duration and magnitude of such effects, will depend on numerous factors, which are unpredictable, including, but not limited to, the duration and spread of the outbreak, its severity, the actions to contain the virus or treat its impact, and how quickly and to what extent normal economic and operating conditions can resume.

The forward-looking statements included in this communication are made only as of the date hereof. MYOS and MedAvail assume no obligation and does not intend to update these forward-looking statements, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYOS RENS TECHNOLOGY INC.

Date: November 16, 2020	By:	/s/ Joseph Mannello
Name: Joseph Mannello
Title: Chief Executive Officer

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